Exhibit 1.1(b)

$550,000,000
3.950% Senior Notes
due October 1, 2046

SOUTHERN COMPANY GAS CAPITAL CORPORATION

SOUTHERN COMPANY GAS

UNDERWRITING AGREEMENT

September 8, 2016

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA Inc.
320 Park Avenue
New York, New York 10022

MUFG Securities Americas Inc.
1221 Avenue of the Americas
New York, New York 10020

SunTrust Robinson Humphrey, Inc.
3333 Peachtree Road
Atlanta, Georgia 30326

as Representatives of the Several Underwriters named in Schedule I hereto

Ladies and Gentlemen:

Southern Company Gas Capital Corporation (the “Company”), and Southern Company Gas (the “Guarantor”), each confirm their agreement (the “Agreement”) with you and each of the other Underwriters named in Schedule I hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof) for whom you are acting as representatives (in such capacity you shall hereinafter be referred to as the “Representatives”), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $550,000,000 aggregate principal amount of the 3.950% Senior Notes due October 1, 2046 (the “Senior Notes”) as set forth in Schedule I hereto. The Senior Notes will be fully and unconditionally guaranteed by the Guarantor (the “Guarantee” and, together with the Senior Notes, the “Securities”).
The Company and the Guarantor understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered. The Securities will be issued pursuant to an Indenture, dated as of February 20, 2001 (the “Indenture”), by and among the Company, the

Guarantor and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York), as trustee (the “Trustee”).
The Company is concurrently offering an additional $350,000,000 aggregate principal amount of its 2.450% Senior Notes due October 1, 2023 (the “2023 Senior Notes”), pursuant to a separate underwriting agreement to be entered into by and among the Company and the underwriters named therein.
SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company and the Guarantor jointly and severally represent and warrant to the Underwriters as follows:
(a)    A registration statement on Form S-3 (File Nos. 333-212328 and 333-212328-01) in respect of the Securities and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, became effective upon filing with the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or the Guarantor or related to the offering has been initiated or, to the best knowledge of the Company or the Guarantor, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a “Preliminary Prospectus”); such registration statement as used with respect to the Securities, including the information deemed a part thereof pursuant to Rule 430B(f)(1) under the 1933 Act on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such Section applies to the Company, the Guarantor and the Underwriters for the Securities pursuant to Rule 430B(f)(2) under the 1933 Act (the “Effective Date”), including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the Effective Date, being hereinafter called the “Registration Statement”; the base prospectus relating to the Securities and certain other securities of the Company or the Guarantor, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Securities, being hereinafter called the “Base Prospectus”; the Base Prospectus as amended and supplemented by a preliminary prospectus supplement dated September 8, 2016 relating to the Securities which has been filed with the Commission pursuant to Rule 424(b) under the 1933 Act, as it may be further amended and supplemented immediately prior to the Applicable Time (as hereinafter defined) is hereinafter called the “Pricing Prospectus”; the Base Prospectus as amended or supplemented in final form, including by a prospectus supplement relating to the Securities in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 4(e) hereof is hereinafter called the

“Final Supplemented Prospectus”; any reference herein to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.
For purposes of this Agreement, the “Applicable Time” is 5:00 P.M. (New York time) on the date of this Agreement; the documents listed in Schedule II-A, taken together and attached hereto, are collectively referred to as the “Pricing Disclosure Package.” The term “Limited Use Free Writing Prospectus” shall mean any “written communication” (as defined by Rule 405 under the 1933 Act) in addition to the Pricing Disclosure Package that the parties hereto expressly agree as listed in Schedule II-B hereto, including any recorded road show.

(b)The documents incorporated by reference in the Registration Statement or the Pricing Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, as of such time of filing, when read together with the Pricing Prospectus and any Permitted Free Writing Prospectus (as defined in Section 3(a) hereof), none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Supplemented Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Final Supplemented Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company and the Guarantor make no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives expressly for use in the Pricing Prospectus, any Permitted Free Writing Prospectus and the Final Supplemented Prospectus; or (B) any information set forth in the Pricing Prospectus or the Final

Supplemented Prospectus under the captions “Description of the Senior Notes ─ Book-Entry Only Issuance ─ The Depository Trust Company” and “Description of the Senior Notes – Global Clearance and Settlement Procedures.”
(c)The Registration Statement and the Final Supplemented Prospectus comply, and any further amendments or supplements thereto, when any such amendments become effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (as hereinafter defined) and the General Rules and Regulations of the Commission thereunder and the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus do not and will not, (i) as of the Effective Date as to the Registration Statement and any amendment thereto, (ii) as of the Applicable Time as to the Pricing Disclosure Package and (iii) as of the date of the Final Supplemented Prospectus as to the Final Supplemented Prospectus or as of the date when any supplement is filed as to the Final Supplemented Prospectus as further supplemented or as of the Closing Date (as hereinafter defined) as to the Final Supplemented Prospectus or the Final Supplemented Prospectus as it may be further supplemented as provided above, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the case of the Registration Statement and any amendment thereto, and, in light of the circumstances under which they were made, not misleading in the case of the Pricing Disclosure Package and the Final Supplemented Prospectus as further supplemented; except that neither the Company nor the Guarantor makes any warranty or representation with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “1939 Act”), (B) any statements or omissions made in a Permitted Free Writing Prospectus, the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives expressly for use therein, or (C) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the captions “Description of the Senior Notes ─ Book-Entry Only Issuance ─ The Depository Trust Company” and “Description of the Senior Notes – Global Clearance and Settlement Procedures.”
(d)(i) Each Permitted Free Writing Prospectus listed on Schedule II-A hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and each such Permitted Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that neither the Company nor the Guarantor makes any warranty or representation to the Underwriters with respect to any statement or omissions made in a Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives expressly for use therein.

(ii)     The Limited Use Free Writing Prospectus listed on Schedule II-B hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and the Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that neither the Company nor the Guarantor makes any warranty or representation to the Underwriters with respect to any statement or omissions made in the Limited Use Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives expressly for use therein.
(e)With respect to the Registration Statement, (i) the Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 under the 1933 Act), (ii) neither the Company nor the Guarantor has received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act objecting to the use of the automatic shelf registration statement and (iii) the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.
(f)(A) At the time of filing of the Registration Statement, (B) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the 1933 Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the 1933 Act, each of the Company and the Guarantor was a “well-known seasoned issuer” (as defined in Rule 405 under the 1933 Act).
(g)At the determination date for purposes of the Securities within the meaning of Rule 164(h) under the 1933 Act, neither the Company nor the Guarantor was an “ineligible issuer” as defined in Rule 405 under the 1933 Act.
(h)Since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.
(i)Each of the Company and the Guarantor has been duly incorporated and is validly existing and in good standing as a corporation under the laws of its respective state of incorporation and has due corporate authority to conduct the business in which it is engaged and to own and operate any properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Securities to the Underwriters.

(j)This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.
(k)The Indenture has been duly authorized by the Company and the Guarantor and constitutes a valid and binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the “Enforceability Exceptions”); the Indenture will conform in all material respects to all statements relating thereto contained in the Pricing Disclosure Package and the Final Supplemented Prospectus; and the Indenture has been duly qualified under the 1939 Act.
(l)The Guarantee has been duly authorized by the Guarantor and when duly executed, issued and delivered as provided for in the Indenture, will constitute a valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.
(m)The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Pricing Disclosure Package and the Final Supplemented Prospectus.
(n)The Company and the Guarantor are not and, after giving effect to the offering and sale of the Senior Notes and the application of proceeds therefrom, neither will be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(o)The execution, delivery and performance by the Company and the Guarantor of this Agreement, the Indenture and the Securities and the consummation by the Company and the Guarantor of the transactions contemplated herein and therein and compliance by the Company and the Guarantor with their obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and the Guarantor and do not and will not result in any violation of the charter or bylaws of the Company or the Guarantor, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantor under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or the Guarantor is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or the Guarantor or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or the Guarantor, or any of their properties.
(p)No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company and the Guarantor of the Securities or the transactions by the Company and the Guarantor contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) the qualification of the Indenture under the 1939 Act; and (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws.
(q)The financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Guarantor and its subsidiaries as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis (except that the unaudited financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and any summary financial information included in the Pricing Prospectus and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement. The unaudited pro forma condensed combined consolidated financial statements and the related notes thereto incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein.
(r)Neither the Company nor the Guarantor nor, to the knowledge of the Company and the Guarantor, any director, officer, employee or subsidiary of the Company or the Guarantor, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Guarantor will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
SECTION 2.      SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING; SELLING RESTRICTIONS.
(a)  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Guarantor agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Guarantor, the principal amount of the Securities set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional amount of Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof) at a price equal to 98.948% of the principal amount thereof.
(b)  Payment of the purchase price and delivery of certificates for the Securities shall be made at the offices of Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308 at 10:00 A.M., New York time, on September 13, 2016 (unless postponed in accordance with the provisions of Section 11 hereof) or such other time, place or date as shall be agreed upon by the Representatives and the Company and the Guarantor (such time and date of payment and delivery being herein called the “Closing Date”). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Securities to J.P. Morgan Securities LLC on behalf of all of the Underwriters. It is understood that each Underwriter has authorized J.P. Morgan Securities LLC, for each Underwriter’s account, to accept delivery of, receipt for, and make payment of, the principal amount of the Securities which each Underwriter has agreed to purchase. J.P. Morgan Securities LLC, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the principal amount of the Securities to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.
The delivery of the Securities shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Representatives shall accept such delivery.
The certificate(s) for the Securities will be made available for examination by the Representatives not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.
(c)  (i) Each Underwriter will not offer, sell or deliver any of the Securities, directly or indirectly, or distribute the Pricing Prospectus, the Final Supplemented Prospectus or any other offering material relating to the Securities, in or from any jurisdiction except under circumstances that will, to the best of such Underwriter’s knowledge and belief, result in compliance with the applicable laws and regulations and which will not impose any obligations on the Company or the Guarantor except as set forth in this Agreement.

(ii) Each Underwriter will sell only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.
(iii) In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (as defined below) (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is or was implemented in that Relevant Member State (the “Relevant Implementation Date”), each Underwriter has not made and will not make an offer of the Securities to the public in that Relevant Member State other than: (A) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (B) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the Representatives for any such offer; or (C) in any other circumstances falling within Article 3(2) of the Prospectus Directive; provided, in each case, that no such offer of the Securities shall require the Company, the Guarantor or any Underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.
For the purposes of paragraph (iii), the expression “an offer of the Securities to the public” in relation to any of the Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe for any of the Securities, as the same may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive), and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.
(iv) Each Underwriter has not sold and will not sell the Securities by means of any document other than (A) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), (B) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (C) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and each Underwriter agrees that no advertisement, invitation or document relating to the Securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

(v) Each Underwriter will not offer or sell any Securities, directly or indirectly, in Japan or to, or for the benefit of, any Japanese person, or to others for reoffering or resale, directly or indirectly, in Japan or to, or for the benefit of, any Japanese person except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Act of Japan (Law No. 25 of 1948, as amended) and all other applicable laws, regulations and governmental guidelines in effect at the relevant time.
For purposes of paragraph (v), “Japanese person” means any person who is a resident of Japan, including any corporation or other entity organized under the laws of Japan.

(vi) Each Underwriter will not register the Securities with the Financial Services Commission of Korea for public offering in Korea under the Financial Investment Services and Capital Market Act and its subordinate decrees and regulations (collectively, the “FISCMA”). Each Underwriter represents and agrees that the Securities may not be offered, sold or delivered directly or indirectly, or offered or sold to any person for re-offering or resale, directly or indirectly, in Korea or to any resident of Korea except as otherwise permitted under the applicable laws and regulations of Korea, including the FISCMA and the Foreign Exchange Transaction Law and its subordinate decrees and regulations (collectively, the “FETL”). Without prejudice to the foregoing, the number of the Securities offered in Korea or to a resident in Korea shall be less than 50 and for a period of one year from the issue date of the Securities, none of the Securities may be divided resulting in an increased number of the Securities. Furthermore, the Securities may not be resold to Korean residents unless the purchaser of the Securities complies with all applicable regulatory requirements (including but not limited to government reporting requirements under the FETL) in connection with the purchase of the Securities.
(vii) Each Underwriter agrees that, in connection with the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Securities, that it will not circulate or distribute, nor will it offer or sell the Securities, or have the Securities be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor as defined in Section 4A of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”) pursuant to Section 274 of the SFA, (ii) to a relevant person as defined in Section 275(2) of the SFA, pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.
For purposes of paragraph (vii), where the Securities are subscribed or purchased pursuant to an offer made in reliance on Section 275 by a relevant person which is: (A) a corporation (which is not an accredited investor as defined in Section 4A of the SFA) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (B) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, the securities (as defined in Section 239(1) of the SFA) of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the Securities under Section 275 except: (1) to an institutional investor pursuant to Section 274 of the SFA or to a relevant person pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; (3) by operation of law; (4) pursuant to Section 276(7) of the SFA or (5) as specified in Regulation 32 of the Securities and Futures (Offer of Investments) (Shares and Debentures) Regulations 2005 of Singapore.
(viii) Each Underwriter has not registered and will not register the Securities with the Financial Supervisory Commission of Taiwan pursuant to relevant securities laws and regulations. Each Underwriter represents and agrees that (A) the Securities may not be sold, issued or offered within Taiwan through a public offering or in circumstances which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan that requires a registration or approval of the Financial Supervisory Commission of Taiwan and (B) no person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the Securities in Taiwan.
(ix) Each Underwriter (A) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantor; and (B) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.
SECTION 3.  FREE WRITING PROSPECTUSES.
(a)  The Company and the Guarantor represent and agree that, without the prior consent of the Representatives, they have not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus and the Limited Use Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company, the Guarantor and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus, the Limited Use Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company or the Guarantor pursuant to Rule 433 under the 1933 Act or one or more free writing prospectuses through customary Bloomberg distribution that do not contain substantive changes from or additions to the information contained in the free writing prospectus, dated the date hereof, filed pursuant to Rule 433(d) under the 1933 Act relating to the Securities (the “Pricing Term Sheet”); any such free writing prospectus (which shall include the Pricing

Term Sheet but shall not include the Limited Use Free Writing Prospectus), the use of which has been consented to by the Company, the Guarantor and the Representatives and which is listed on Schedule II-A hereto and herein called a “Permitted Free Writing Prospectus.”
(b)  The Company and the Guarantor agree to prepare the Pricing Term Sheet, which shall be previously approved by the Representatives, and to file the Pricing Term Sheet pursuant to Rule 433(d) under the 1933 Act within the time period prescribed by such Rule.
(c)  The Company, the Guarantor and the Underwriters have complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any free writing prospectus, including timely Commission filing where required and legending.
(d)  The Company and the Guarantor agree that if at any time following issuance of a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company and the Guarantor will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Representatives, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives expressly for use therein.
(e)  The Company and the Guarantor agree that if there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company and the Guarantor will notify the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.
SECTION 4.  COVENANTS OF THE COMPANY AND THE GUARANTOR. The Company and the Guarantor covenant with the Underwriters as follows:
(a)  The Company and the Guarantor, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the

Company or the Guarantor is advised thereof, they will advise the Representatives orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or the Guarantor or related to the offering, of which the Company or the Guarantor shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company and the Guarantor will deliver to the Representatives sufficient conformed copies of the Registration Statement, the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.
(b)  The Company and the Guarantor will furnish the Underwriters with written or electronic copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Securities in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) shall be required by law in connection with the sale of any Securities by an Underwriter, any event relating to or affecting the Company or the Guarantor, or of which the Company and the Guarantor shall be advised in writing by the Representatives, shall occur, which in the opinion of the Company, the Guarantor or of Underwriters’ counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in light of the circumstances when it (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company and the Guarantor forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Securities and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Final Supplemented Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Securities after the expiration of the period specified in the preceding sentence, the Company or the Guarantor, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company and the Guarantor will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representatives and Hunton & Williams LLP.
(c)  The Company and the Guarantor will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that neither the Company nor the Guarantor shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company or the Guarantor to be unduly burdensome.
(d)  The Company and the Guarantor will make generally available to their security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Guarantor (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Guarantor’s fiscal quarter next following the “effective date” (as defined in Rule 158) of the Registration Statement.
(e)  As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, the Company and the Guarantor will file the Final Supplemented Prospectus, in a form approved by the Representatives, such approval not to be unreasonably withheld, with the Commission and will advise the Representatives of such filing and will confirm such advice in writing. Furthermore, the Company and the Guarantor will make any other required filings pursuant to Rule 433(d)(1) under the 1933 Act within the time required by such Rule.
(f)  During a period of 15 days from the date of this Agreement, neither the Company nor the Guarantor will, without the Representatives’ prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement and the Company’s proposed issuance of the 2023 Senior Notes). The Representatives agree that commercial paper or other debt securities with scheduled maturities of less than one year are not subject to this Section 4(f).
(g)  If at any time when Securities remain unsold by the Representatives, the Company or the Guarantor receives from the Commission a notice pursuant to Rule 401(g)(2) under the 1933 Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company and the Guarantor will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Representatives, (iii) use its reasonable best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Representatives of such effectiveness. The Company and the Guarantor will take all other reasonable action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company or the Guarantor has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.
SECTION 5.      PAYMENT OF EXPENSES. The Company and the Guarantor will pay all expenses incidental to the performance of their obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Securities, (iii) the fees and disbursements of the Company’s and the Guarantor’s counsel and accountants, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 4(c) hereof, including filing fees and the reasonable fees and disbursements of Hunton & Williams LLP, counsel for the Underwriters, in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the Financial Industry Regulatory Authority, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (ix) any fees payable in connection with the rating of the Securities, (x) the cost and charges of any transfer agent or registrar and (xi) the cost of qualifying the Securities with The Depository Trust Company.
Except as otherwise provided in Section 10 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Securities, including fees and disbursements of their counsel, Hunton & Williams LLP.
SECTION 6.      CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Securities are subject to the following conditions:
(a)  No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or the Guarantor or related to the offering shall be pending before, or to the knowledge of the Company or the Guarantor threatened by, the Commission on such date. If filing of the Pricing Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Pricing Prospectus and the Final Supplemented Prospectus, and any such supplement, as applicable, shall have been filed in the manner and within the time period required by Rule 424. The pricing term sheet contemplated by Section 3(b) hereof, and any other material required to be filed by the Company and the Guarantor pursuant to Rule 433(d)

under the 1933 Act, shall have been filed by the Company and the Guarantor with the Commission within the applicable time periods prescribed for such filings by Rule 433.
(b)  On the Closing Date, the Representatives shall have received:
(1)  The opinion, dated the Closing Date, of Woodburn and Wedge, counsel for the Company, substantially in the form attached hereto as Schedule III.
(2)  The opinion and related disclosure letter, each dated the Closing Date, of Troutman Sanders LLP, counsel for the Company and the Guarantor, substantially in the forms attached hereto as Schedule IV.
(3)  The opinion, dated the Closing Date, of Bryan Cave LLP, counsel to the Trustee, substantially in the form attached hereto as Schedule V.
(4)  The opinion and related disclosure letter, each dated the Closing Date, of Hunton & Williams LLP, counsel for the Underwriters, substantially in the forms attached hereto as Schedule VI.
(c)  At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering have been initiated or, to the knowledge of the Company, threatened by the Commission.
(d)  At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Guarantor, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or any Vice President of the Guarantor, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Guarantor or related to the offering have been initiated or, to the knowledge of the Guarantor, threatened by the Commission.
(e)  The Representatives shall have received on the date hereof and shall receive on the Closing Date from Deloitte & Touche LLP, a letter or letters addressed to the Representatives (which may refer to letters previously delivered to the Representatives) dated the respective dates of delivery thereof to the effect that: (A) effective February 11, 2016, they became an independent registered public accounting firm with respect to the Guarantor (formerly known as “AGL Resources Inc.”) within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) they have not audited any financial statements of the Guarantor as of any date or for any period and do not express any opinion on the consolidated balance sheets or statements of income, comprehensive income, cash flows and equity for any period, incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; (C) on the basis of certain limited procedures performed through a specified date not more than three business days prior to the date of such letter, namely (i) reading the minute books of the Guarantor; (ii) performing the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) for a review of interim financial statement information as described in PCAOB AU 722, “Interim Financial Information,” on the unaudited financial statements, of the Guarantor for the three-month period ended March 31, 2016 and the six-month period ended June 30, 2016, incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, and on the latest available unaudited financial statements of the Guarantor, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (iii) making inquiries of certain officials of the Guarantor who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters’ purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the audited or unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income and the audited or unaudited Ratio of Earnings to Fixed Charges set forth in the Registration Statement and the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, do not agree with the amounts set forth in or derived from the audited or unaudited financial statements for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than three business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Guarantor or any decrease in net assets as compared with amounts shown in the latest audited or unaudited balance sheet incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, except in each case for changes or decreases which (i) the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, disclose have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by regularly scheduled payments of capitalized lease obligations, (iv) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (v) are occasioned by the reclassification of current maturities of long-term debt, (vi) are occasioned by the amortization of debt issuance costs or (vii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income and the unaudited Ratio of Earnings to Fixed Charges for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (D) they have (i) read any unaudited pro forma financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus (the “pro forma financial statements”); (ii) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding (1) the basis for their determination of the pro forma adjustments in any such pro forma financial statements and (2) whether any such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and (iii) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in any such pro forma financial statements.
(f)  The Representatives shall have received on the date hereof and shall receive on the Closing Date from PricewaterhouseCoopers LLP (“PwC”), a letter or letters addressed to the Representatives (which may refer to letters previously delivered to the Representatives) dated the respective dates of delivery thereof to the effect that: (A) as of February 11, 2016, the date of PwC’s audit report issued in connection with AGL Resources Inc.’s and its subsidiaries’ (collectively, “AGL”) financial statements and related schedules incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, they were an independent registered public accounting firm with respect to AGL within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) they have performed the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) for a review of interim financial statement information as described in PCAOB AU 722, “Interim Financial Information,” on the unaudited financial statements of AGL for the three month period ended March 31, 2015, the three and six month periods ended

June 30, 2015 and the three and nine month periods ended September 30, 2015, incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus.
(g)  The Representatives shall have received on the date hereof and shall receive on the Closing Date from PwC, a letter or letters addressed to the Representatives (which may refer to letters previously delivered to the Representatives) dated the respective dates of delivery thereof to the effect that: (A) they are an independent registered public accounting firm with respect to Southern Natural Gas Company, L.L.C. (“SNG”) within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements of SNG audited by them and incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act and (C) on the basis of certain limited procedures performed through a specified date not more than three business days prior to the date of such letter, namely (i) reading the minute books of SNG; (ii) performing the procedures specified by the standards of the American Institute of Certified Public Accountants for a review of interim financial statement information as described in AICPA AU-C 930, “Interim Financial Information,” on the unaudited financial statements of SNG for the three and six month periods ended June 30, 2016 and 2015, incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, and on the latest available unaudited financial statements of SNG, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (iii) making inquiries of certain officials of SNG who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that PwC makes no representations as to the sufficiency of such procedures for the Representatives’ purposes), nothing came to their attention that caused them to believe that any material modifications should be made to the unaudited condensed financial statements, if any, incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, for them to be in conformity with GAAP.
(h)  On the Closing Date, Hunton & Williams LLP, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantor in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and Hunton & Williams LLP, counsel for the Underwriters.

(i)  No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Hunton & Williams LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter) which, in the reasonable judgment of the Representatives, shall materially impair the marketability of the Securities.
(j)  The Company and the Guarantor shall have performed their obligations when and as provided under this Agreement.
If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company and the Guarantor at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 5, 8 and 10(b) hereof.
SECTION 7.      CONDITIONS OF THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR. The obligations of the Company and the Guarantor shall be subject to the conditions set forth in the first sentence of Section 6(a) hereof. In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company or the Guarantor by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5, 8 and 10(b) hereof.
SECTION 8.  INDEMNIFICATION.
(a)  The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, and to reimburse any such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Limited Use Free Writing Prospectus, any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus or, if the Company or the Guarantor shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in the Limited Use Free Writing Prospectus, any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus as so amended or supplemented, or in any free writing prospectus used by the Company or the Guarantor other than a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Limited Use Free Writing Prospectus, Preliminary Prospectus, Registration Statement, Base Prospectus, Pricing Prospectus, Permitted Free Writing Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives for use therein. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 8, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company and the Guarantor of any such action shall not release the Company or the Guarantor from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 8. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company and the Guarantor of the commencement thereof as above provided, the Company and the Guarantor shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company or the Guarantor elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company and the Guarantor in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.
(b)  Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantor, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company and the Guarantor set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Limited Use Free Writing Prospectus, the Registration Statement, the Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented

Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives for use therein.
SECTION 9.      REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company and the Guarantor submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company or the Guarantor and shall survive delivery of the Securities to the Underwriters.
SECTION 10.  TERMINATION OF AGREEMENT.
(a)  The Representatives may terminate this Agreement, by notice to the Company and the Guarantor, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representatives, the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Final Supplemented Prospectus shall have been materially impaired.
(b)  If this Agreement shall be terminated by the Representatives pursuant to subsection (a) above or because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform its obligations under this Agreement, then in any such case, the Company and the Guarantor will reimburse the Underwriters for the reasonable fees and disbursements of Hunton & Williams LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities and, upon such reimbursement, the Company and the Guarantor shall be absolved from any further liability hereunder, except as provided in Sections 5 and 8 hereof.
SECTION 11.  DEFAULT BY AN UNDERWRITER. If an Underwriter shall fail on the Closing Date to purchase the Securities that it is obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:
(a)  if the principal amount of Defaulted Securities does not exceed 10% of the Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or
(b)  if the principal amount of Defaulted Securities exceeds 10% of the Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.
No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.
In the event of any such default which does not result in a termination of this Agreement, either the Representatives, the Company or the Guarantor shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or in any other documents or arrangements.
SECTION 12.  NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Investment Grade Syndicate Desk, 3rd Floor, Facsimile: (212) 834-6081, Mizuho Securities USA Inc., 320 Park Avenue, New York, New York 10022, Attention: Debt Capital Markets, Facsimile: (212) 205-7812, MUFG Securities Americas Inc., 1221 Avenue of the Americas, New York, New York 10020, Attention: Capital Markets Group, Facsimile: (646) 434-3455 and SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, Atlanta, Georgia 30326, Attention: Investment Grade Debt Capital Markets, Facsimile: (404) 926-5027; notices to the Company shall be mailed to 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Steven T. Nichols.
SECTION 13.  PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Guarantor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and the Guarantor and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and the Guarantor and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any of the

Underwriters shall be deemed to be a successor by reason merely of such purchase. The Company and the Guarantor acknowledge and agree that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Guarantor and the Underwriters have arms-length business relationships that create no fiduciary duty on the part of any party and each expressly disclaims any fiduciary or financial advisory relationship.
SECTION 14.  GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York time.
SECTION 15.  COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Guarantor in accordance with its terms.

Very truly yours,

SOUTHERN COMPANY GAS CAPITAL CORPORATION

By:	/s/ Paul R. Shlanta
	Name:	Paul R. Shlanta
	Title:	President

SOUTHERN COMPANY GAS

By:	/s/ Paul R. Shlanta
	Name:	Paul R. Shlanta
	Title:	Executive Vice President, General Counsel
and Chief Ethics and Compliance Officer

CONFIRMED AND ACCEPTED,
as of the date first above written

J.P. MORGAN SECURITIES LLC

By: /s/ Som Bhattacharyya
Name: Som Bhattacharyya
Title: Vice President

MIZUHO SECURITIES USA INC.

By: /s/ Jerry Ko
Name: Jerry Ko
Title: Director

MUFG SECURITIES AMERICAS INC.

By: /s/ Richard Testa
Name: Richard Testa
Title: Managing Director

SUNTRUST ROBINSON HUMPHREY, INC.

By: /s/Robert Nordlinger
Name: Robert Nordlinger
Title: Director

As Representatives of the Several Underwriters named in Schedule I hereto

SCHEDULE I

Name of Underwriters	Principal Amount of Securities
J.P. Morgan Securities LLC	$97,350,000
Mizuho Securities USA Inc.	97,350,000
MUFG Securities Americas Inc.	97,350,000
SunTrust Robinson Humphrey, Inc.	97,350,000
BB&T Capital Markets, a division of BB&T Securities, LLC	27,500,000
CIBC World Markets Corp.	27,500,000
Fifth Third Securities, Inc.	27,500,000
TD Securities (USA) LLC	12,100,000
Drexel Hamilton, LLC	11,000,000
Loop Capital Markets LLC	22,000,000
Samuel A. Ramirez & Company, Inc.	11,000,000
The Williams Capital Group, L.P.	22,000,000
TOTAL:	$550,000,000

Schedule I-1

SCHEDULE II-A

PRICING DISCLOSURE PACKAGE

1)	Prospectus dated June 30, 2016
2)	Preliminary Prospectus Supplement dated September 8, 2016 (which shall be deemed to include documents incorporated by reference therein)
3)	Permitted Free Writing Prospectuses
a) Pricing Term Sheet

Schedule II-A-1

SCHEDULE II-B

LIMITED USE FREE WRITING PROSPECTUS

1)     Investor Presentation Slideshow, dated September 2016

2)    Investor Presentation Slideshow, dated September 2016 (including offering summary)

Schedule II-B-1

Schedule III

[Letterhead of WOODBURN AND WEDGE]

September 13, 2016

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA Inc.
320 Park Avenue
New York, New York 10022

MUFG Securities Americas Inc.
1221 Avenue of the Americas
New York, New York 10020

SunTrust Robinson Humphrey, Inc.
3333 Peachtree Road
Atlanta, Georgia 30326

As Representatives of the Several Underwriters

SOUTHERN COMPANY GAS CAPITAL CORPORATION

SOUTHERN COMPANY GAS

 3.950% Senior Notes
due October 1, 2046

Ladies and Gentlemen:
We have acted as special Nevada counsel to Southern Company Gas Capital Corporation (the “Company”) in connection with (i) the Company’s issuance of $550,000,000 aggregate principal amount of its 3.950% Senior Notes due October 1, 2046 (the “Notes”) and the related guarantee thereof (the “Guarantee”) by Southern Company Gas (the “Guarantor”) pursuant to an Indenture (the “Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and The Bank of New York Mellon Trust Company, N.A., (formerly known as The Bank of New York Trust Company) as successor in interest to The Bank of New York, as trustee (the “Trustee”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 8, 2016 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you

Schedule III-1

are acting as representatives (the “Representatives”). This opinion is being delivered to you as Representatives pursuant to Section 6(b)(1) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:

a)
The Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-212328 and 333-212328-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);

b)
The Company’s and the Guarantor’s prospectus dated June 30, 2016 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 8, 2016 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;

c)
The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2015, the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2016 and June 30, 2016 and the Current Reports on Form 8-K of the Guarantor filed on February 16, 2016, February 18, 2016, April 6, 2016, April 14, 2016, May 5, 2016 (two reports), May 18, 2016, July 1, 2016, July 11, 2016 and September 1, 2016 (except, in each case, for items in the preceding reports deemed “furnished” instead of “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and exhibits furnished pursuant to those items (together, the “Pricing Exchange Act Documents”);

d)
The Company’s and the Guarantor’s prospectus supplement dated September 8, 2016 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 8, 2016 (the “Exchange Act Documents”), each as filed under the Exchange Act;

e)	An executed copy of the Indenture;

f)	An executed copy of the Guarantee;

g)	An executed copy of the Underwriting Agreement;

h)	The free writing prospectus prepared by the Company and the Guarantor and filed with the Commission on September 8, 2016 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”);

Schedule III-2

i)
The Company’s Articles of Incorporation, as filed with the Nevada Secretary of State’s Office on September 15, 2000, as amended by Certificate of Amendment filed with the Nevada Secretary of State’s office on July 19, 2016 (as so amended, the “Articles of Incorporation”);

j)	A copy of the Amended and Restated Bylaws of the Company as adopted July 19, 2016 (the “Bylaws”);

k)	A Certificate of Good Standing for the Company issued by the Nevada Secretary of State on September [ ], 2016;

l)
Unanimous Written Consent of the Board of Directors of the Company dated June 30, 2016, designating the Pricing Committee, authorizing and approving the Registration Statement, the issuance and sale of the securities described in the Registration Statement and matters related thereto;

m)	Unanimous written consent of the Board of Directors of the Company, dated September 6, 2016, designating the Pricing Committee;

n)	Written Consent of the Pricing Committee of the Company dated September 8, 2016, approving the issuance of the Notes, the execution and delivery of the Underwriting Agreement and related matters;

o)	Certificate of Paul R. Shlanta, President of the Company dated as of September 13, 2016 (the “Officer’s Certificate”); and

p)
Officers’ Certificate Pursuant to Section 301 of the Indenture of Paul R. Shlanta, President of the Company and L. Alpa Patel, Vice President and Treasurer of the Company, dated September 13, 2016, establishing the Notes as a series of securities to be issued under the Indenture with the terms and characteristics as described therein.

The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Company is a corporation validly existing and in good standing as a business corporation under the laws of the State of Nevada with requisite corporate power to

Schedule III-3

own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus.
2.    The Indenture has been duly authorized by the Company, and relying solely on the Officer’s Certificate, has been executed and delivered by the Company.
3.    The Notes have been duly authorized by the Company, have been executed by the Company and, when received by the Trustee, will be delivered by the Company.
4.    The Underwriting Agreement has been duly authorized by the Company, has been executed by the Company and, when received by the Representatives, will be delivered by the Company.
5.    No order, consent or other authorization or approval is required by any governmental authority of the State of Nevada for the issuance by the Company of the Notes, except with respect to applicable state securities or “blue sky” laws, as to which we express no opinion.
6.    The execution and delivery by the Company of the Underwriting Agreement, and the Notes do not, and if the Company were now to perform its obligations under the Underwriting Agreement, the Indenture and the Notes such performance would not, result in any: (i) violation of the Company’s Articles of Incorporation or Bylaws; (ii) violation of any existing State of Nevada statute, regulation, rule or law to which the Company is subject; or (iii) violation of any judicial or administrative decree, writ, judgment or order to which, to the knowledge of such counsel, the Company is subject.
The attorneys in this firm that are rendering this opinion are members of the State Bar of Nevada and we do not purport to express any opinion herein concerning any law other than the laws of the State of Nevada.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Troutman Sanders LLP may rely on this opinion in giving its opinion pursuant to the Underwriting Agreement, insofar as such opinion relates to matters of Nevada law and Hunton & Williams LLP may rely on this opinion in giving its opinion pursuant to the Underwriting Agreement, insofar as such opinion relates to matters of Nevada law. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Yours very truly,

WOODBURN AND WEDGE

Schedule III-4

Schedule IV

[Letterhead of TROUTMAN SANDERS LLP]

September 13, 2016
J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA Inc.
320 Park Avenue
New York, New York 10022

MUFG Securities Americas Inc.
1221 Avenue of the Americas
New York, New York 10020

SunTrust Robinson Humphrey, Inc.
3333 Peachtree Road
Atlanta, Georgia 30326

As Representatives of the Several Underwriters

SOUTHERN COMPANY GAS CAPITAL CORPORATION

SOUTHERN COMPANY GAS

3.950% Senior Notes
due October 1, 2046

Ladies and Gentlemen:
We have acted as counsel to Southern Company Gas, a Georgia corporation (the “Guarantor”), and as special counsel to Southern Company Gas Capital Corporation, a Nevada corporation (the “Company”), in connection with: (i) the offer and sale by the Company of its 3.950% Senior Notes due October 1, 2046 in the aggregate principal amount of $550,000,000 (the “Notes”) and the related guarantee thereof by the Guarantor (the “Guarantee”) pursuant to an Indenture (the “Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor in interest to The Bank of New York), as trustee (the “Trustee”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated

Schedule IV-1

September 8, 2016 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This opinion is being delivered to you as Representatives pursuant to Section 6(b)(2) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:

a)
The Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-212328 and 333-212328-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);

b)
The Company’s and the Guarantor’s prospectus dated June 30, 2016 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 8, 2016 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;

c)
The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2015, the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2016 and June 30, 2016 and the Current Reports on Form 8-K of the Guarantor filed on February 16, 2016, February 18, 2016, April 6, 2016, April 14, 2016, May 5, 2016 (two reports), May 18, 2016, July 1, 2016, July 11, 2016 and September 1, 2016 (except, in each case, for items in the preceding reports deemed “furnished” instead of “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and exhibits furnished pursuant to those items) (together, the “Pricing Exchange Act Documents”);

d)
The Company’s and the Guarantor’s prospectus supplement dated September 8, 2016 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 8, 2016 (the “Exchange Act Documents”), each as filed under the Exchange Act;

e)	An executed copy of the Indenture;

f)	An executed copy of the Officer’s Certificate pursuant to Section 301 of the Indenture;

Schedule IV-2

g)	A specimen of global note No. [V]-1 representing the Notes (the “Global Note”);

h)	An executed copy of the Guarantee;

i)	An executed copy of the Underwriting Agreement;

j)	The free writing prospectus prepared by the Company and the Guarantor and filed with the Commission on September 8, 2016 pursuant to Rule 433 under the Act (the “Permitted Free Writing Prospectus”);

k)	The Guarantor’s charter and bylaws; and

l)	Such other corporate and other documents, records and certificates as we considered necessary or appropriate, including certificates of public officials and officers of the Company and the Guarantor.
The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents and (v) the authority of the person or persons who executed any such documents on behalf of any person or entity (other than the Company and the Guarantor).
The Indenture and the Underwriting Agreement are herein referred to collectively as the “Agreements.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Guarantor is a corporation validly existing and in good standing under the law of the State of Georgia, and has the corporate authority to conduct its business as described in the Pricing Disclosure Package, to own and operate any properties used by it in such business and to enter into and perform its obligations under the Agreements and the Guarantee.
2.    The execution, delivery and performance by the Guarantor of the Underwriting Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor, and the Underwriting Agreement has been duly executed and delivered by the Guarantor.

Schedule IV-3

3.    All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes in accordance with the terms of the Agreements; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval pursuant to any Georgia or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.
4.    The Indenture has been duly authorized by all necessary corporate action on the part of the Guarantor, executed and delivered by the Guarantor and is enforceable against the Guarantor and the Company in accordance with its terms, subject to the qualifications that the enforceability of the Guarantor’s and the Company’s obligations under the Indenture may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes, when the Global Note is authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    The Guarantee has been duly authorized by all necessary corporate action on the part of the Guarantor, executed and delivered by the Guarantor and is enforceable against the Guarantor in accordance with its terms, subject to the qualifications that the enforceability of the Guarantor’s obligations under the Guarantee may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
7.    Each of the Indenture, the Guarantee and the Notes conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
8.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
9.    The execution and delivery by the Guarantor of the Underwriting Agreement, the Indenture, and the Guarantee, and the consummation of the transactions

Schedule IV-4

contemplated thereby, do not result in any violation of: (i) the charter or bylaws of the Guarantor or (ii) any existing applicable law, rule or regulation of the United States or the State of Georgia.
10.    The execution and delivery by the Company of the Underwriting Agreement, the Indenture and the Global Note, and the consummation of the transactions contemplated thereby, do not result in any violation of any existing applicable law, rule or regulation of the United States or the State of Georgia.
11.    The Company and the Guarantor are not and, after giving effect to the offering and sale of the Notes, neither will be an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
12.    The statements set forth in the Pricing Disclosure Package and the Final Supplemented Prospectus under the heading “Certain United States Federal Income Tax Considerations for Non-U.S. Holders” insofar as they purport to constitute summaries of matters of United States federal income tax law, constitute accurate summaries in all material respects subject to the qualifications, limitations and assumptions set forth therein.
The attorneys in this firm who are rendering this opinion are members of the State Bar of Georgia and we do not purport to express any opinion herein concerning any law other than the laws of the State of Georgia, the federal laws of the United States and, to the extent set forth herein, the law of the State of New York. As to all matters governed by or dependent upon the law of the State of New York, we have, with your consent, relied upon the opinion of Hunton & Williams LLP dated the date hereof and addressed to you. As to all matters governed by or dependent upon the law of the State of Nevada, we have, with your consent, relied upon the opinion of Woodburn and Wedge dated the date hereof and addressed to you.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Representatives of the Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Hunton & Williams LLP may rely on this opinion in giving its opinion pursuant to the Underwriting Agreement, insofar as such opinion relates to matters of Georgia law. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

Sincerely,

Schedule IV-5

[Letterhead of TROUTMAN SANDERS LLP]

September 13, 2016
J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA Inc.
320 Park Avenue
New York, New York 10022

MUFG Securities Americas Inc.
1221 Avenue of the Americas
New York, New York 10020

SunTrust Robinson Humphrey, Inc.
3333 Peachtree Road
Atlanta, Georgia 30326

As Representatives of the Several Underwriters

SOUTHERN COMPANY GAS CAPITAL CORPORATION

SOUTHERN COMPANY GAS

3.950% Senior Notes
due October 1, 2046

Ladies and Gentlemen:
We have acted as counsel to Southern Company Gas, a Georgia corporation (the “Guarantor”), and as special counsel to Southern Company Gas Capital Corporation, a Nevada corporation (the “Company”), in connection with: (i) the offer and sale by the Company of its 3.950% Senior Notes due October 1, 2046 in the aggregate principal amount of $550,000,000 (the “Notes”) and the related guarantee thereof by the Guarantor (the “Guarantee”) pursuant to an Indenture (the “Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor in interest to The Bank of New York), as trustee (the “Trustee”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 8, 2016 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are

Schedule IV-6

acting as representatives (the “Representatives”). This letter is being delivered to you as Representatives pursuant to Section 6(b)(2) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In connection with the foregoing, we have examined the Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-212328 and 333-212328-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s and the Guarantor’s prospectus dated June 30, 2016 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 8, 2016 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act; the documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2015, the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2016 and June 30, 2016 and the Current Reports on Form 8-K of the Guarantor filed on February 16, 2016, February 18, 2016, April 6, 2016, April 14, 2016, May 5, 2016 (two reports), May 18, 2016, July 1, 2016, July 11, 2016 and September 1, 2016 (except, in each case, for items in the preceding reports deemed “furnished” instead of “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and exhibits furnished pursuant to those items) (together, the “Pricing Exchange Act Documents”); and the Company’s and the Guarantor’s prospectus supplement dated September 8, 2016 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 8, 2016 (the “Exchange Act Documents”), each as filed under the Exchange Act. We have also examined the free writing prospectus prepared by the Company and the Guarantor and filed with the Commission on September 8, 2016 pursuant to Rule 433 under the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company and the Guarantor, their representatives, representatives of the independent public or certified public accountants of the Guarantor, representatives of you and your counsel at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon

Schedule IV-7

and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraph 7 related to the Indenture, the Guarantee and the Notes and paragraph 12 of our opinion to you dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T-1 filed as an exhibit to the Registration Statement and the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions “Description of the Senior Notes ─ Book-Entry Only Issuance ─ The Depository Trust Company” and “Description of the Senior Notes – Global Clearance and Settlement Procedures.”
Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of September 8, 2016, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T-1 filed as an exhibit to the Registration Statement and the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.

Schedule IV-8

This letter is rendered by us only to you and is solely for your benefit in your capacity as Representatives of the Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

Sincerely,

Schedule IV-9

Schedule V
[Letterhead of Bryan Cave LLP]

September 13, 2016

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA Inc.
320 Park Avenue
New York, New York 10022

MUFG Securities Americas Inc.
1221 Avenue of the Americas
New York, New York 10020

SunTrust Robinson Humphrey, Inc.
3333 Peachtree Road
Atlanta, Georgia 30326

as Representatives of the Several Underwriters

Southern Company Gas Capital Corporation
2215-B Renaissance Drive
Las Vegas, Nevada 89119

Southern Company Gas
Ten Peachtree Place
Atlanta, Georgia 30309

Southern Company Gas Capital Corporation

Southern Company Gas

 3.950% Senior Notes due October 1, 2046

Ladies and Gentlemen:

We have acted as counsel for The Bank of New York Mellon Trust Company, N.A. (“BNYMTC”), (formerly known as The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York), as Trustee, in connection with the issuance by Southern Company Gas Capital Corporation (formerly known as AGL Capital Corporation, the “Company”) of $550,000,000 aggregate principal amount of

Schedule V-1

3.950% Senior Notes due October 1, 2046 (the “Notes”) and the related guarantee thereof by (formerly known as AGL Resources, Inc., the “Guarantor”). The Notes are being issued under the Indenture, dated as of February 20, 2001 (the “Indenture”), among the Company, the Guarantor and the Trustee.
In connection herewith, we have examined the following (together with the Indenture, the “Documents”):

(1)	a true and correct copy of BNYMTC’s Certificate of Corporate Existence from the OCC, dated August 30, 2016, a copy of which certificate is attached hereto as Exhibit A (the “OCC Certificate”),

(2)	cop[y][ies] of the certificate[s] representing the Notes, and

(3)	a certificate of the Trustee, dated September [ ], 2016.
Except as otherwise expressly set forth herein, for purposes of this opinion letter, we have not reviewed any document other than the Documents. In particular, we have not reviewed any document that is referred to in or incorporated by reference into the Documents. We have assumed that there exists no provision in any document that we have not reviewed that bears upon or is inconsistent with the opinions stated herein. Except as provided in the immediately succeeding paragraph, we have conducted no independent factual investigation of our own, but rather have relied solely upon the Documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.
We have also examined originals or copies, certified or otherwise identified to our satisfaction, of the Charter and By-laws of BNYMTC and of such other corporate records, agreements and instruments of BNYMTC, certificates of public officials and officers of BNYMTC, and such other documents, records and instruments, and we have made such legal and factual inquiries, as we have deemed necessary or appropriate as a basis for us to render the opinions hereinafter expressed. In our examination of the Documents and otherwise, we have assumed the genuineness of all signatures, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies or by facsimile or other means of electronic transmission. When relevant facts were not independently established, we have relied without independent investigation as to matters of fact upon statements of governmental officials and upon representations made in or pursuant to the Documents and certificates or statements of appropriate representatives of BNYMTC.
We have assumed, with your permission, that (i) each party to the Documents (other than BNYMTC) has been duly organized, formed or created, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its organization, formation or creation, and has all requisite power and authority (corporate and other) to execute, deliver and perform the Documents, (ii) each party to the Documents is duly qualified or admitted to transact business in each other jurisdiction where the nature of the business conducted therein or the property owned or leased

Schedule V-2

therein makes such qualification or admission necessary, (iii) the Documents have been duly and validly authorized, executed and delivered by each party thereto (other than BNYMTC) and (iv) the Documents constitute the legal, valid, binding and enforceable obligation of each party thereto (other than BNYMTC)
Based upon the foregoing and in reliance thereon, and subject to the assumptions, comments, qualifications, limitations and exceptions set forth herein, we are of the opinion that:
1)    Based solely on the OCC Certificate, BNYMTC is a national banking association formed under the laws of the United States.

2)     BNYMTC has the power and authority to enter into and perform its obligations under the Indenture.

3)    The Indenture constitutes a valid and binding agreement of BNYMTC enforceable against BNYMTC in accordance with its terms.

In addition to the assumptions, comments, qualifications, limitations and exceptions set forth above, the opinions set forth herein are further limited by, subject to and based upon the following assumptions, comments, qualifications, limitations and exceptions:
(a)    Our opinions herein reflect only the application of the applicable laws of the State of New York (excluding all laws, rules and regulations of cities, counties and other political subdivisions within such State and all securities (including blue sky), insurance, environmental, employee benefit, pension, antitrust and tax laws of such State) and the federal laws of the United States of America (excluding all securities, insurance, environmental, employee benefit, pension, antitrust and tax laws), in each case relating to the banking and trust powers and functions of BNYMTC. The opinions set forth herein are made as of the date hereof and are subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same. The opinions expressed herein are based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement these opinions should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinions, we have not considered, and hereby disclaim any opinion as to, the application or impact of any laws, cases, decisions, rules or regulations of any other jurisdiction, court or administrative agency.
(b)    The validity, binding effect and enforceability of the Documents against BNYMTC may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or similar laws affecting or relating to the rights and remedies of creditors generally including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination; (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law); and (iii) an implied covenant of good faith and fair dealing.

Schedule V-3

(c)    Our opinions are further subject to the effect of generally applicable rules of law arising from statutes, judicial and administrative decisions, and the rules and regulations of governmental authorities that: (i) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iii) limit the enforceability of provisions releasing, exculpating, or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct; (iv) may, where less than all of the contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange; and (v) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees.
(d)    We express no opinion as to the enforceability of any provision in the Documents purporting or attempting to: (i) confer exclusive jurisdiction and/or venue upon certain courts or otherwise waive the defenses of forum non conveniens or improper venue; (ii) confer subject matter jurisdiction on a court not having independent grounds therefor; (iii) modify or waive the requirements for effective service of process for any action that may be brought; (iv) waive the right of BNYMTC or any other person to a trial by jury; (v) provide that remedies are cumulative or that decisions by a party are conclusive; (vi) modify or waive the rights to notice, legal defenses, statutes of limitations or other benefits that cannot be waived under applicable law; or (vii) leave open terms for later resolution by the parties or allow one party to alter the obligations of another party without the consent of such other party.
(e)    To the extent that any opinion relates to the enforceability of the choice of New York law and the choice of New York forum provisions of the Documents, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law Sections 5-1401 and 5-1402 (McKinney 2016) and N.Y. CPLR 327(b) (McKinney 2016) and is subject to the qualifications that such enforceability may be limited by public policy considerations of any jurisdiction, other than the courts of the State of New York, in which enforcement of such provisions, or of a judgment upon an agreement containing such provisions, is sought and is further subject to limitations under the Constitution of the United States of America.
This opinion letter is being delivered by us solely for your benefit. By your acceptance of this opinion letter, you agree that it may not be relied upon, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent in each instance.
Very truly yours,

Schedule V-4

Schedule VI

[Letterhead of HUNTON & WILLIAMS LLP]

September 13, 2016

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA Inc.
320 Park Avenue
New York, New York 10022

MUFG Securities Americas Inc.
1221 Avenue of the Americas
New York, New York 10020

SunTrust Robinson Humphrey, Inc.
3333 Peachtree Road
Atlanta, Georgia 30326

As Representatives of the Several Underwriters

SOUTHERN COMPANY GAS CAPITAL CORPORATION

SOUTHERN COMPANY GAS

 3.950% Senior Notes
due October 1, 2046
Ladies and Gentlemen:

We have acted as counsel to you in connection with (i) the issuance and sale by Southern Company Gas (the “Company”) of $550,000,000 aggregate principal amount of its 3.950% Senior Notes due October 1, 2046 (the “Notes”) and the related guarantee thereof (the “Guarantee”) by Southern Company Gas (the “Guarantor”) pursuant to an Indenture (the “Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor in interest to The Bank of New York), as trustee (the “Trustee”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 8, 2016 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the

Schedule VI-1

“Representatives”). This opinion is being delivered to you as Representatives pursuant to Section 6(b)(4) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:

a)
The Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-212328 and 333-212328-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);

b)
The Company’s and the Guarantor’s prospectus dated June 30, 2016 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 8, 2016 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;

c)
The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2015, the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2016 and June 30, 2016 and the Current Reports on Form 8-K of the Guarantor filed on February 16, 2016, February 18, 2016, April 6, 2016, April 14, 2016, May 5, 2016 (two reports), May 18, 2016, July 1, 2016, July 11, 2016 and September 1, 2016 (except, in each case, for items in the preceding reports deemed “furnished” instead of “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and exhibits furnished pursuant to those items) (together, the “Pricing Exchange Act Documents”);

d)
The Company’s and the Guarantor’s prospectus supplement dated September 8, 2016 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 8, 2016 (the “Exchange Act Documents”), each as filed under the Exchange Act;

e)	An executed copy of the Indenture;

f)	An executed copy of the Guarantee;

g)	An executed copy of the Underwriting Agreement;

Schedule VI-2

h)
The free writing prospectus prepared by the Company and the Guarantor and filed with the Commission on September 8, 2016 pursuant to Rule 433 under the Act (the “Permitted Free Writing Prospectus”); and

i)	The Company’s and the Guarantor’s charter and bylaws.
The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
The Indenture and the Underwriting Agreement are herein referred to collectively as the “Agreements.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Guarantor is a corporation validly existing and in good standing under the law of the State of Georgia, and has the corporate authority to conduct its business as described in the Pricing Disclosure Package, to own and operate any properties used by it in such business and to enter into and perform its obligations under the Agreements and the Guarantee.
2.    The execution, delivery and performance by the Company and the Guarantor of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company and the Guarantor.
3.    All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes in accordance with the terms of the Agreements; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any New York or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.
4.    The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and, assuming the due authorization, execution and

Schedule VI-3

delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject to the qualifications that the enforceability of the Company’s and the Guarantor’s obligations under the Indenture may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    The Guarantee has been duly authorized by all necessary corporate action on the part of the Guarantor, executed and delivered by the Guarantor and is enforceable against the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
7.    Each of the Indenture, the Guarantee and the Notes conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
8.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
9.    The execution and delivery by the Company and the Guarantor of the Underwriting Agreement, the Indenture, the Guarantee and the Notes, and the consummation of the transactions contemplated thereby, do not result in any violation of (i) the charter or bylaws of the Company or the Guarantor or (ii) any existing applicable law, rule or regulation of the United States or the State of New York.
We do not purport to express any opinion herein concerning any law other than the laws of the State of New York and the federal laws of the United States and, to the extent set forth herein, the laws of the State of Georgia. As to all matters governed by or dependent upon the laws of the State of Georgia, we have, with your consent, relied upon the opinion of Troutman Sanders LLP dated the date hereof and addressed to you.

Schedule VI-4

This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Representatives of the Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Woodburn and Wedge and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 6 of the Underwriting Agreement and pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinions relate to matters of New York law. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

HUNTON & WILLIAMS LLP

Schedule VI-5

[Letterhead of HUNTON & WILLIAMS LLP]

September 13, 2016

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA Inc.
320 Park Avenue
New York, New York 10022

MUFG Securities Americas Inc.
1221 Avenue of the Americas
New York, New York 10020

SunTrust Robinson Humphrey, Inc.
3333 Peachtree Road
Atlanta, Georgia 30326

As Representatives of the Several Underwriters

SOUTHERN COMPANY GAS CAPITAL CORPORATION

SOUTHERN COMPANY GAS

 3.950% Senior Notes
due October 1, 2046
Ladies and Gentlemen:

We have acted as counsel to you in connection with (i) the issuance and sale by Southern Company Gas (the “Company”) of $550,000,000 aggregate principal amount of its 3.950% Senior Notes due October 1, 2046 (the “Notes”) and the related guarantee thereof (the “Guarantee”) by Southern Company Gas (the “Guarantor”) pursuant to an Indenture (the “Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and The Bank of New York Mellon Trust Company, N.A., (formerly known as The Bank of New York Trust Company) as successor in interest to The Bank of New York, as trustee (the “Trustee”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 8, 2016 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This letter is being delivered to you as Representatives pursuant to Section 6(b)(4) of the Underwriting Agreement.

Schedule VI-6

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In connection with the foregoing, we have examined the Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-212328 and 333-212328-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s and the Guarantor’s prospectus dated June 30, 2016 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 8, 2016 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act; the documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2015, the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2016 and June 30, 2016 and the Current Reports on Form 8-K of the Guarantor filed on February 16, 2016, February 18, 2016, April 6, 2016, April 14, 2016, May 5, 2016 (two reports), May 18, 2016, July 1, 2016, July 11, 2016 and September 1, 2016 (except, in each case, for items in the preceding reports deemed “furnished” instead of “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and exhibits furnished pursuant to those items) (together, the “Pricing Exchange Act Documents”); and the Company’s and the Guarantor’s prospectus supplement dated September 8, 2016 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 8, 2016 (the “Exchange Act Documents”), each as filed under the Exchange Act. We have also examined the free writing prospectus prepared by the Company and the Guarantor and filed with the Commission on September 8, 2016 pursuant to Rule 433 under the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company and the Guarantor, their counsel, their representatives and representatives of the independent public or certified public accountants of the Guarantor at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraph 7 of our opinion to you related to the Indenture,

Schedule VI-7

the Guarantee and the Notes dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T-1 filed as an exhibit to the Registration Statement and the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions “Description of the Senior Notes ─ Book-Entry Only Issuance ─ The Depository Trust Company” and “Description of the Senior Notes – Global Clearance and Settlement Procedures.”
Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of September 8, 2016, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T-1 filed as an exhibit to the Registration Statement and the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.
This letter is rendered by us only to you and is solely for your benefit in your capacity as Representatives of the Underwriters in connection with the Underwriting

Schedule VI-8

Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,
HUNTON & WILLIAMS LLP

Schedule VI-9